                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 14, 2005
                                                          --------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

    New York                          0-3319                    13-1784308
    --------                          ------                    ----------
    (State or other jurisdiction    (Commission               (IRS Employer
         of incorporation)          File Number)              Identification No.)

                      One Commerce Park, Valhalla, NY 10595
                      -------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On June 14, 2005, Del Global Technologies Corp., a New York
corporation (the "Company"), announced its results for the fiscal 2005 third quarter and nine months. A copy of the press release is furnished as Exhibit
99.01 to this report.

            The information furnished pursuant to this Current Report on Form
8-K, including the exhibit hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

            Exhibit No.             Exhibits
            -----------             --------

            99.01                   Press Release dated June 14, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DEL GLOBAL TECHNOLOGIES CORP.
                                             (Registrant)

Date:       June 15, 2005
                                     By: /s/ Mark A. Koch
                                        --------------------------
                                        Mark A. Koch
                                        Principal Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

99.01                         Press Release dated June 14, 2005